UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

GOODNESS GROWTH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 21, 2024, Goodness Growth Holdings, Inc. (the “Company”) held its annual general and special meeting of shareholders (the “Annual Meeting”), at which five proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s Circular for the Annual Meeting filed with the U.S. Securities and Exchange Commission on May 10, 2024. A quorum was present for the Annual Meeting. The five director nominees were elected and all other matters were approved by shareholders. The voting results with respect to each matter are set out below.

Proposal #1

To fix the number of directors for the ensuring year at five, subject to such increases as may be permitted by the Company’s articles of incorporation.

For	Against	Abstentions	Broker Non-Votes
63,721,783	367,167	322,056	—

Proposal #2

To elect the five nominees proposed by management of the Company as directors of the Company for the ensuing year.

Name	For	Against	Abstentions	Broker Non-Votes
Dr. Kyle E. Kingsley	39,611,593	594,042	306,200	23,899,171
Ross M. Hussey	34,495,757	5,657,367	358,711	23,899,171
Victor E. Mancebo	34,483,089	5,664,335	364,411	23,899,171
Judd T. Nordquist	39,696,748	456,176	358,911	23,899,171
Joshua N. Rosen	39,709,114	504,310	298,411	23,899,171

Proposal #3

To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the 2019 Incentive Plan and unallocated awards under the 2019 Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
33,469,585	6,526,059	516,191	23,899,171

Proposal #4

To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the awards granted since March 18, 2022 under the 2019 Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
33,415,510	6,562,719	533,606	23,899,171

Proposal #5

To appoint Davidson & Company LLP as the auditors of the Company for the ensuing year and to authorize the board of directors of the Company to fix their remuneration.

For	Against	Abstentions	Broker Non-Votes
63,839,564	146,940	424,502	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODNESS GROWTH HOLDINGS, INC.
(Registrant)

	By:	/s/ Joshua Rosen
Joshua Rosen
Chief Executive Officer and Interim Chief Financial Officer

Date: June 24, 2024